                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549




                                    FORM 8-K



                                 CURRENT REPORT




                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                        For the month of August, 1996



                                ISRAMCO, INC.
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              (Exact name of registrant as specified in charter)

                                   Delaware
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                           (State of Incorporation)

          800 Fifth Avenue, New York, New York 10021     Suite 21-D
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                   (Address of principal executive offices)

                                 212-888-0200
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                             (Telephone number)

                     0-12500                            13-3145265
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                Commission File No.                 IRS Employer ID No.

Item 5.   Other Material Events

          A. Youval Ran has been elected President and Daniel Avner has been elected Secretary of the Corporation.

          B. The Company has entered into a three (3) year Consulting Agreement with Youval Ran, providing for an annual compensation of $144,000, payable in monthly payments of $12,000. The Agreement can be terminated on three (3) month's notice.


Item 7.   Exhibits
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          Exhibit A -    Consulting Agreement for Youvan Ran.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Isramco, Inc.
                                           (registrant)


 August 7, 1996                             By: /s/ Haim Tsuff
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    (date)                                        Haim Tsuff
                                                  Chairman of the Board

                                EXHIBIT INDEX
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            Exhibit 99.A       Consulting Agreement for Youvan Ran